AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

       This Amendment No. 5 to Amended and Restated Credit Agreement (this "Amendment Agreement") is entered into as of September 3, 1999 by and among Rawlings Sporting Goods Company, Inc. (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").

                      W I T N E S S E T H :

       WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 12, 1997 and amended as of May 31, 1998, February
28, 1999, July 14, 1999 and July 31, 1999 (the "Credit
Agreement"); and

       WHEREAS, a Default exists under Section 6.33 (the
"Subject Default"), and Borrower has requested that the Lenders and the Agent waive the Subject Default and, in addition, that for purposes of Section 6.32 the Borrowing Base be increased by $4,000,000; and

       WHEREAS, the Borrower, the Lenders and the Agent have agreed to the foregoing on the terms and conditions herein set forth.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2.     AMENDMENTS TO CREDIT AGREEMENT.

       2.1 Section 6.1 of the Credit Agreement is hereby amended to add at the end thereof the following:

       "(n) Not later than Friday of each calendar week, commencing September 10, 1999, a cash flow forecast for the following week in form and detail satisfactory to the Agent."

       2.2 Section 6.32 of the Credit Agreement is hereby amended by restating the same in full as follows:

       "6.32     Borrowing Base.  On and after delivery of the
       first borrowing base certificate required by Section
       6.1(m), the Borrower will not cause or permit the aggregate outstanding principal balance of the Loans plus the aggregate outstanding amount of all Facility Letter of Credit Obligations at any time to exceed an amount equal to the sum of (i) the Borrowing Base as in effect at the end of the calendar month for which the most recent such certificate has been delivered to the Lenders pursuant to Section 6.1(m), plus (ii) for the period on or before December 31, 1999, $4,000,000."

       2.3 Section 6.33 of the Credit Agreement is hereby amended by restating the same in full as follows:

       "6.33     ADDITIONAL COLLATERAL.  As soon as practicable
       and in any event not later than September 30, 1999, the Borrower shall have (i) pledged to the Agent, for the benefit of the Agent and Lenders, a first and prior lien and security interest in all right, title and interest of the Borrower in and to all real property owned by it, including, without limitation, its facilities located in Licking, Missouri; Dolgeville, New York; Tullahoma, Tennessee; and Springfield, Missouri, all in form and substance satisfactory to Agent, (ii) caused Rawlings Canada, Incorporated to guaranty the Obligations and to secure such guaranty granted (y) to the Agent, for the benefit of the Agent and Lenders, a first and prior mortgage and security interest in all real and personal property of Rawlings Canada, Incorporated located in the Province of Ontario and (z) to a financial institution acceptable to Agent, as trustee for the benefit of the Agent and the Lenders a first and prior moveable and immovable hypothec in all moveable and immovable property of Rawlings Canada, Incorporated located in the Province of Quebec, including, without limitation, its facilities in Daveluyville, Quebec, and (iii) in connection with the foregoing, delivered to the Agent such additional documents, instruments and agreements, including certified directors resolutions, title commitment reports for the Borrower's U.S. real property and title opinions and certificates of location for Rawlings Canada's real property, surveys and counsel opinions, requested by Agent and as are customary in connection with obtaining and maintaining such security in all such property and in form and substance satisfactory to Agent, provided that after September 30, 1999, upon not less than 20 Business Days written request by Agent, Borrower shall deliver title insurance policies in form and substance satisfactory to Agent and at Borrower's expense insuring Agent's and Lenders' mortgage lien on Borrower's real property in the U.S."

       2.4  Borrower acknowledges and agrees that,
notwithstanding any other term or condition of the Credit Agreement or other Loan Documents to the contrary, each Eurodollar Advance and Floating Rate Advance shall bear interest at a rate per annum equal to the rate otherwise applicable plus
(i) until the Agent is satisfied that the Borrower has met all of the requirements of Section 6.33, two and a half percent (2 1/2%) per annum, and (ii) thereafter to and including December 31, 1999, one percent (1%) per annum. The Loan Documents shall be deemed so amended by this paragraph 2.3.

3.     WAIVER.  Upon the effectiveness of this Amendment
Agreement, the Agent and the Lenders hereby waive the Subject
Default. Such waiver shall extend solely to the Subject Default and shall not be deemed a waiver of any subsequent breach of
Section 6.33.

4.     REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

       4.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

       4.2 The Borrower hereby certifies that, after giving effect to this Amendment Agreement, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and no Default or Unmatured Default exists and is continuing.

5.     REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

       5.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

       5.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

       5.3 Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

6. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with the preparation, execution and delivery of this Amendment Agreement.

7.     CHOICE OF LAW.  THIS AMENDMENT AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that Borrower shall have delivered to Agent, in form and substance satisfactory to Agent:

       (a) counterparts of this Amendment Agreement duly executed by the Borrower and the Lenders;

       (b) a certificate of its chief financial officer stating that, after giving effect to the Amendment Agreement, no Default or Unmatured Default exists;

       (c) a written opinion of counsel to Borrower regarding the Amendment Agreement; and

       (d) the Borrower shall have paid all legal fees and expenses of the Agent invoiced to Borrower.

9. HEADINGS. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.


                   [signature pages to follow]

       IN WITNESS WHEREOF, the Borrower, the Agent and the
Lenders have executed this Amendment Agreement as of the date first above written.


                                RAWLINGS SPORTING
                                GOODS COMPANY, INC.

                                By: /s/ Rexford K. Peterson
                                Title:  Chief Financial Officer



                                THE FIRST NATIONAL BANK OF
                                CHICAGO, Individually and as
                                Agent

                                By: /s/ Nathan Bloch
                                Title: First Vice President



                                THE BANK OF NEW YORK

                                By: /s/ David G. Shedd
                                Title: Vice President



                                COMERICA BANK

                                By: /s/ Jane B. Haffner
                                Title: First Vice President



                                MERCANTILE BANK NATIONAL
                                ASSOCIATION

                                By: /s/ Edward __________
                                Title: Vice President



                                BANK OF AMERICA, N.A.
                                (f/k/a Bank of America National
                                Trust and Savings Association,
                                successor by merger to Bank of
                                America, N.A., f/k/a
                                NationsBank, N.A.)

                                By: Keith M. Schroeder
                                Title: /s/ Senior Vice President